December 12, 2011

Deborah ONeal-Johnson
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:       T. Rowe Price Real Assets Fund, Inc.
File Nos.: 333-166395/811-22410

Dear Ms. ONeal-Johnson:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned fund’s Prospectus dated May 1, 2011 revised to December 1, 2011.

The prospectus has been revised to reflect an increase in the individual fund fee portion of the fund’s management fee from 0.30% to 0.35%, and to disclose that the fund is now available for direct purchase by the public. Both of these changes are effective on December 1, 2011. The information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits is identicial to the information filed on December 1, 2011.

If you have any questions about this filing, please call me at 410-345-4981 or, in my absence, Brian Poole at 410-345-6646.

Sincerely,

/s/Tawanda L. Cottman
Tawanda L. Cottman